VARIABLE INVESTORS SERIES TRUST

                                  FUND PROFILE

                                   May 1, 1999


VARIABLE INVESTORS SERIES TRUST ("Trust") achieves different investment objectives through eight separate Portfolios. Each Portfolio has distinct investment objectives and policies. The eight Portfolios offered by the Trust are as follows:

Growth Portfolio
Growth & Income Portfolio
High Income Bond Portfolio
Matrix Equity Portfolio
Multiple Strategies Portfolio
Small Cap Growth Portfolio
U.S. Government Bond Portfolio
World Equity Portfolio

This profile summarizes key information about a Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 1-800-887-8671.

FUND'S INVESTMENT OBJECTIVES/GOALS

The Portfolios offered in this Prospectus fall into three general investment categories: growth, growth and income and income.

Growth Category

The goal of a Portfolio in the growth category is to increase the value of your investment over the long term by investing mostly in stocks. Stocks are a type of investment that can increase in value over a period of years. Companies sell stock to get the money they need to grow. These companies often keep some of their profits to reinvest in their business. As they grow, the value of their stock may increase. This is how the value of your investment may increase.

The Trust's Growth Category includes:

  *  Small Cap Growth Portfolio
  *  World Equity Portfolio
  *  Growth Portfolio

The Growth Portfolio seeks current income as a secondary goal when consistent with its primary goal of capital growth.

Growth and Income Category

The goal of a Portfolio in the growth and income category is to increase the value of your investment over the long term and to provide income. Portfolios in the growth and income category seek to conserve the value of your initial investment and promote long-term growth and income by investing in equity securities and income producing securities.

The Trust's Growth and Income Category includes:

  *  Growth and Income Portfolio
  *  Matrix Equity Portfolio
  *  Multiple Strategies Portfolio

Income Category

Unlike Portfolios in the growth category, where the objective is to make the Portfolio's investments increase in value, Portfolios in the income category try to keep the value of their investments from falling, while providing an increase in the value of your investment through the income earned on the Portfolio's investments. To meet this objective, a Portfolio in the income category buys investments that are expected to pay interest to the Portfolio on a regular basis.

The Trust's Income Category includes:

  *  U.S. Government Bond Portfolio
  *  High Income Bond Portfolio


PRINCIPAL INVESTMENT STRATEGIES

Growth Portfolio:

The Portfolio invests primarily in a diversified portfolio of:

     *    common stocks

     *    securities   convertible   into  or  exchangeable  for  common  stocks
          including   convertible  preferred  stock,   convertible   debentures,
          warrants and options

The investment emphasis of the Portfolio is on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks, and rights to subscribe for common stocks.

Securities are selected on the basis of their issuers':

     *    long-term potential for expanding their earnings

     *    profitability

     *    size

     *    potential increases in market recognition of their securities

The Portfolio focuses on the long-range view of a company's prospects through analysis of its management, financial structure, product development, marketing ability and other relevant factors. Types of securities held by the Portfolio will vary depending on the Sub-Adviser's analysis of those industries offering the best possibilities for long-term growth. In addition, the Sub-Adviser will consider general economic factors to determine whether, under present business conditions, a portfolio of common stocks with capital growth potential or a more conservative portfolio including preferred stocks and defensive common stocks would be more appropriate.

Primary Investments               Percent of Total Assets*
-----------------------------------------------------------
Equity securities                   At least 80%
-----------------------------------------------------------
* At time of purchase

The principal risk of investing in the Growth Portfolio is market risk as described more fully under "Principal Risks of Investing in the Fund."

Growth & Income Portfolio:

The Portfolio seeks to achieve its growth objective by investing in equity securities which include:

     *    common stocks

     * securities convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.

The Portfolio seeks to achieve its income objective by investing in various income producing securities including fixed income securities and money market instruments.

The portion of the Portfolio invested from time to time in equity securities, fixed income securities and money market securities will vary depending on market conditions and there may be extended periods when the Portfolio is primarily invested in one of them. In addition, the amount of income generated from the Portfolio will fluctuate depending, among other things, on the composition of the Portfolio's holdings and the level of interest and dividend income paid on those holdings. The Portfolio may also purchase without limitation dollar- denominated ADRs. ADRs are issued by domestic banks and evidence ownership of underlying foreign securities. The Portfolio may also invest in Global Depository Receipts ("GDRs"), which are securities convertible into equity securities of foreign issuers.

Primary Investments                      Percent of Total Assets*
------------------------------------------------------------------
Equity securities, including common      No minimum or maximum
stock, preferred stock, convertible
securities, rights and warrants
------------------------------------------------------------------
Fixed income securities, including       No minimum or maximum
intermediate to long term invest-
ment grade corporate debt, mortgage-
backed securities and U.S.
Government securities
------------------------------------------------------------------
Cash and money market instruments,      No minimum or maximum
including U.S. Government
securities, certificates of deposit,
short-term investment grade
corporate bonds, short term
securities and repurchase agreements
-------------------------------------------------------------------
* At time of purchase

The principal risks of investing in the Growth & Income Portfolio, as described more fully under "Principal Risks of Investing in the Fund" are:

 *  market risk
 *  credit risk
 *  interest rate risk
 *  prepayment risk

High Income Bond Portfolio:

The Portfolio invests primarily in fixed income securities which include:

  *  corporate bonds and notes
  *  discount bonds
  *  zero-coupon bonds
  *  convertible securities
  *  preferred stocks
  *  bonds issued with warrants

The Portfolio invests primarily in high yield, higher-risk securities commonly known as "junk bonds."

As part of its securities selection process, the Sub-Adviser continuously analyzes individual issuers, general business conditions and other factors which may be too time consuming or too costly for the average investor. The analysis of issuers may include, among other things:

  *  historic and current financial conditions
  *  current and anticipated cash flow and borrowing requirements
  *  value of assets in relation to historical cost
  *  strength of management
  *  responsiveness to business conditions
  *  credit standing
  *  current and anticipated results of operations

Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. The Sub-Adviser will not rely solely on the ratings assigned by the rating services. The Portfolio may invest, without limit, in unrated securities if such securities offer, in the Sub-Adviser's opinion, a relatively high yield without undue risk.

Changing economic conditions and other factors may cause the yield difference between lower-rated and higher-rated securities to narrow. When this occurs, the Portfolio may purchase higher-rated securities if the Sub-Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.

Primary Investments                     Percent of Total Assets*
-----------------------------------------------------------------
Fixed income securities, including      At least 80%
convertible and non-convertible
debt securities and, to a lesser
extent, preferred stock.
------------------------------------------------------------------
Cash or cash equivalents                Up to 20%
------------------------------------------------------------------
* At time of purchase

The principal risks of investing in the High Income Bond Portfolio, as described more fully under "Principal Risks of Investing in the Fund" are:

 * market risk
 * interest rate risk
 * credit risk

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

Matrix Equity Portfolio:

Investment Strategy

The Portfolio will invest in a diversified portfolio of equity securities that is selected by the Sub-Adviser on the basis of its proprietary analytical model. Each security is ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The measure of Wall Street sentiment examines changes in Wall Street analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures are combined to create a single composite score of each stock's attractiveness. The scores are then plotted on a matrix according to their relative attractiveness. Sector weights are maintained at a similar level to the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.

Prior to May 1, 1997, the Matrix Equity Portfolio was known as the "Tilt Utility Portfolio" and sought to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Primary Investments          Percent of Total Assets*
-----------------------------------------------------
Equity securities             At least 65%
-----------------------------------------------------
* At time of purchase

The principal risk of investing in the Matrix Equity Portfolio is market risk described more fully under "Principal Risks of Investing in the Fund."

Multiple Strategies Portfolio:

The Portfolio invests in equity securities, bonds, and money market instruments in varying proportions, depending upon the Portfolio's Sub-Adviser's assessment of prevailing economic conditions and conditions in the financial markets. The Portfolio's Sub-Adviser will from time to time adjust the mix of investments among the three market sectors to attempt to capitalize on perceived variations in return potential produced by changing financial markets and economic conditions. Major changes in investment mix may occur over several years or during a single year depending upon market and economic conditions.

The Portfolio's investment policies for its stock component are substantially identical to those which have been established for the Growth Portfolio. The Portfolio's investment policies for its bond component are substantially identical to those which have been established for the U.S. Government Bond
Portfolio with one exception. The Portfolio, unlike the U.S. Government Bond Portfolio, may invest in bonds rated at least BBB by Standard & Poor's or Baa by Moody's or unrated bonds judged by the Portfolio's Sub-Adviser to be of comparable quality.

The Portfolio will not hold the same securities as the Growth Portfolio and the U.S. Government Bond Portfolio.

Primary Investments                    Percent of Total Assets*
---------------------------------------------------------------
Equity securities, including common    No minimum or maximum
stock, preferred stock, convertible
securities, rights and warrants
---------------------------------------------------------------
Fixed income securities, including     No minimum or maximum
intermediate to long term
investment grade corporate debt,
mortgage-backed securities and U.S.
Government securities
---------------------------------------------------------------
Cash and money market instruments,    No minimum or maximum
including U.S. Government
securities, certificates of
deposit, short-term investment
grade corporate bonds, short
term securities and repurchase
agreements
-----------------------------------------------------------
Foreign securities and in             up to 25%
securities traded in foreign
securities markets
-----------------------------------------------------------
* At time of purchase

The principal risks of investing in the Multiple Strategies Portfolio, as described more fully under "Principal Risks of Investing in the Fund" are:

 *  market risk
 *  credit risk
 *  interest rate risk
 *  prepayment risk
 *  foreign securities risks

Small Cap Growth Portfolio:

The Portfolio invests primarily in equity securities of companies with small capitalizations (market capitalizations or annual revenues under $1 billion at time of purchase.)

The Sub-Adviser believes that generally at least 50% of the Portfolio's assets will be invested in common stocks and convertible securities traded in the over-the-counter market. Convertible securities have characteristics similar to both fixed income and equity securities. At certain times that percentage may be substantially higher. The Portfolio will seek to achieve its objective by investing in companies which the Sub-Adviser believes have an outlook for strong growth in earnings and the potential for significant capital appreciation.

The Portfolio will sell securities when the Sub-Adviser believes that:

  *  anticipated appreciation is no longer probable
  *  alternative investments offer superior appreciation prospects or
  *  the risk of a decline in market price is too great.

The Portfolio may invest up to 15% of its total assets in foreign issuers.

Primary Investments                Percentage of Total Assets*
---------------------------------------------------------------
Securities of companies with         At least 65%
small capitalizations (market
capitalizations or annual
revenues under $1 billion at
time of purchase)
----------------------------------------------------------------
* At time of purchase

The principal risks of investing in the Small Cap Growth Portfolio, as described more fully under "Principal Risks of Investing in the Fund" are:

 * market risk
 * small capitalization company risk
 * liquidity risk
 * credit risk
 * interest rate risk

U.S. Government Bond Portfolio:

The Portfolio will invest primarily in U.S. Government securities. The securities purchased by the Portfolio generally will be intermediate-term bonds with remaining terms to maturity of five to ten years. A significant portion of the securities held by the Portfolio may consist of mortgage- backed certificates and other securities representing ownership interests in mortgage pools. These include collateralized mortgage obligations. Some of the mortgage-backed securities may be backed by agencies or instrumentalities of the U.S. Government

Primary Investments                  Percent of Total Assets*
--------------------------------------------------------------
U.S. Government Securities           At least 80%
--------------------------------------------------------------
Other debt securities rated at       Up to 20%
least BBB by Standard & Poor's
or Baa by Moody's, or of
comparable quality; and in
cash and money market instruments.
-------------------------------------------------------------
* At time of purchase

The principal risks of investing in the U.S. Government Bond Portfolio, as described more fully under "Principal Risks of Investing in the Fund" are:

 *  market risk
 *  credit risk
 *  interest rate risk
 *  prepayment risk

World Equity Portfolio:

The Portfolio will invest primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. At times, the Portfolio may invest up to 100% of its assets in securities principally traded in markets outside the United States. The Portfolio may invest 100% of its assets in the United States in unusual market circumstances where the Sub-Adviser believes that foreign investing may involve undue risks. At times the Portfolio will invest the common stock portion of the Portfolio primarily in securities of issuers with small market capitalizations (market capitalizations or annual revenues under $1 billion at time of purchase.) The Sub-Adviser intends to invest portfolio assets in small capitalization companies that have strong balance sheets and which its research indicates should exceed informed consensus of earnings expectations.

Based on its analysis of the prevailing global economic and investment environment, the Sub-Adviser will seek to identify those countries and industrial sectors it expects to benefit in that environment. Within those countries and industrial sectors, the Sub-Adviser will seek to invest the Portfolio's assets:

* in securities of companies likely to show earnings growth from improving profit margins, new products and/or increased market shares and

* in securities of companies whose potential for growth is not fully reflected in the prices of the companies' stock.

Under normal circumstances, the Portfolio will seek to have represented among its investments issuers located in at least five different countries (one of which may be the United States).

The Portfolio may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the levels of future currency exchange rates. These transactions may include the purchase and sale of foreign currencies and options on foreign currencies and the purchase and sale of currency forward contracts and currency futures contracts and related options.

Primary Investments               Percent of Total Assets*
-----------------------------------------------------------

*Common stocks, convertible         At least 65%
securities and warrants to
purchase common stocks and
convertible securities

* Securities of the U.S.            up to 35%
Government or of any foreign
government or any supra-
national entity. Examples of
supranational entities include
the International Bank for
Reconstruction and Development,
the European Steel and Coal
Community, the Asian
Development Bank, and the
InterAmerican Development Bank.

* Debt securities of any issuer
rated A or better at the time of
purchase by Standard & Poor's
or Moody's or of comparable
quality as determined by the
Sub-Adviser.

* Cash and money market
instruments.

*Common stocks and related          up to 20%
securities of issuers head-
quartered in emerging market
countries.  Emerging market
countries generally include
countries in the initial
stage of their
industrialization with low
per capita income.
--------------------------------------------------------
*At time of purchase

The principal risks of investing in the World Equity Portfolio, as described more fully under "Principal Risks of Investing in the Fund" are:

* market risk
* small capitalization company risk
* foreign securities risks

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You may obtain either or both of these reports at no cost by calling 1-800-887-8671.


PRINCIPAL RISKS OF INVESTING IN THE FUND


Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Liquidity Risk: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests primarily in over-the-counter stocks.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities. This risk is enhanced with respect to zero coupon securities which tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

The following illustrations provide information concerning the variability of the Fund's returns. The data indicates the potential risks of investing by showing changes in performance and average annual returns. The Fund's past performance is not necessarily an indication of the Fund's future performance.



BAR CHART


TABLE





MANAGEMENT OF THE FUND

The Adviser, a Massachusetts corporation, has been in the investment advisory business since 1994. The Adviser's address is 2122 York Road, Suite 300, Oak Brook, Illinois 60523. The Adviser has been the investment adviser for the Small Cap Growth and Growth & Income Portfolios since their inception and for the other Portfolios since April 1, 1994.

The Adviser is a wholly-owned subsidiary of First Variable Life, the ultimate parent of which is Irish Life & Permanent plc., a leading insurance and financial services group in Ireland with total assets of $________ at __________, 1999.

The Adviser oversees the Portfolio's day-to-day operations and supervises the purchase and sale of Portfolio investments. The Adviser employs Sub-Advisers to make investment decisions for each of the Portfolios.

The Adviser serves in its capacity as investment adviser through an investment advisory agreement it enters into with the Trust. The Investment Advisory Agreement provides for the Trust to pay all expenses not specifically assumed by the Adviser. Examples of expenses paid by the Trust include custodial fees, and the fees of outside legal and auditing firms. The Trust allocates these expenses to each Portfolio in a manner approved by the Trustees. The Investment Advisory Agreement is renewed each year by the Trustees.

For all of the Portfolios, the Adviser works with Sub-Advisers, financial service companies that specialize in certain types of investing. However, the Adviser still retains ultimate responsibility for managing the Portfolios. The Sub-Adviser's role is to make investment decisions for the Portfolios according to each Portfolio's investment objectives and restrictions.

The following organizations act as Sub-Advisers to the Portfolio:

FEDERATED INVESTMENT COUNSELING ("FEDERATED"), Federated Investors Tower, Pittsburgh, PA 15222, is the Sub-Adviser for the High Income Bond Portfolio. Federated, organized as a Delaware business trust on April 11, 1989, is registered as an investment adviser under the Advisers Act. Federated acts as investment adviser to corporate clients, as well as sub-adviser to separate accounts of variable annuity and life insurance products. As of December 31, 1998, Federated had $___ billion in assets under management and administration.

Federated is a wholly-owned subsidiary of FII Holdings, Inc., which is a wholly-owned subsidiary of Federated Investors, Inc., which in turn is a wholly-owned subsidiary of Federated Investors.

Mr. Mark E. Durbiano is the portfolio manager for Federated for the High Income Bond Portfolio. Mr. Durbiano joined Federated Investors in 1982 and is a Senior Vice President of advisory affiliates of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

VALUE LINE, INC. ("VALUE LINE"), 220 East 42nd Street, New York, NY 10017-5891, is the Sub-Adviser for the Growth Portfolio and the Multiple Strategies Portfolio.

Value Line was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). Value Line was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of Value Line's stock. Jean Bernhard Buttner, Chairman, Chief Executive Officer and President of Value Line, owns substantially all of the voting stock of AB&Co. All of the non-voting stock is owned by or for the benefit of the Bernhard family. Value Line currently acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional accounts with combined assets in excess of $___ billion.

Nancy L. Bendig is the portfolio manager for Value Line, Inc. for the Growth and Multiple Strategies Portfolios. Ms. Bendig has been a portfolio manager for Value Line, Inc. since 1994. She received her B.A. from Queens College and her MBA from St. John's University.

STRONG CAPITAL MANAGEMENT, INC. ("STRONG"), One Hundred Heritage Reserve, P.O. Box 2936, Milwaukee, WI 53201, is the Sub-Adviser for the U.S. Government Bond Portfolio.

Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals, and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds. As of February 1, 1999, Strong had over $___ billion under management. Mr. Richard S. Strong is the controlling shareholder of Strong. Strong also acts as investment adviser for each of the mutual funds comprising the Strong Family of Funds.

Mr. Bradley C. Tank is the portfolio manager for Strong for the U.S. Government Bond Portfolio. Before joining the Advisor in June, 1990, Mr. Tank spent eight years at Salomon Brothers, Inc., where he was a vice president and fixed income specialist. Mr. Tank received his B.A. in 1980 from the University of
Wisconsin-Eau Claire and his M.B.A. in 1982 from the University of Wisconsin-Madison, where he also completed the Applied Securities Analysis Program. He has managed or co-managed the Strong Short-Term Bond and Government Securities Funds since he joined Strong. In addition, Mr. Tank chairs the Fixed Income Investment Committee.

Mr. John T. Bender also manages the U.S. Government Bond Portfolio for Strong. Mr. Bender began his career with Strong in 1987 and after receiving his bachelor's degree from Marquette University in 1988, he became an accountant in Strong's shareholder and accounting compliance department. He subsequently joined Strong's investment team as an equity trader, and later became a fixed income research analyst and trader. He is both a Chartered Financial Analyst and a Certified Public Accountant. He has co-managed Strong's Corporate Bond Fund since January 1996 and Strong's Government Securities Fund since March 1997.

STATE STREET BANK AND TRUST COMPANY ("STATE STREET"), through its investment management division State Street Global Advisors, Two International Place, Boston, MA 02110, is the Sub-Adviser for the Matrix Equity Portfolio.

State Street Global Advisors provides the investment management for the Portfolio. State Street Global Advisors is the investment management division of State Street and had over $___ billion under management as of December 31, 1998.

State Street Global Advisors uses a team approach in managing the Portfolio. The team of managers responsible for the Portfolio includes: Peter Stonberg, Richard
B. Weed,  Ben J. Salm,  David  Hanna,  Peter Wiley,  Jennifer  Bardsley and Jeff
Adams.

EVERGREEN INVESTMENT MANAGEMENT COMPANY ("EVERGREEN INVESTMENT"), 200 Berkeley Street, Boston, MA 02116-5034, is the Sub-Adviser for the World Equity Portfolio.

Evergreen Investment (formerly known as Keystone Investment Management Company) was organized in 1932 as a Delaware corporation. First Union Keystone, Inc. ("Keystone") is the corporate parent of wholly-owned operating subsidiaries, which include Evergreen Investment. Keystone is a wholly-owned subsidiary of FUNB-NC which, in turn, is owned by First Union Corporation ("First Union"). First Union is a publicly owned multibank holding company registered under the federal Bank Holding Company Act of 1956, as amended. First Union and its subsidiaries provide a broad range of financial services.

Mr. Gilman C. Gunn, III is the portfolio manager for Evergreen Investment for the foreign equity component of the World Equity Portfolio. Mr. J. Gary Craven is the senior portfolio manager for Evergreen Investment for the U.S. equity component of the World Equity Portfolio.

Prior to joining Evergreen Investment, Mr. Gunn spent 7 years in London as head of Investment Research for Paribas Capital Markets. He spent two years in Kuwait as Advisor to the Kuwait International Investment Company and also one year in Thailand. Before going overseas, Mr. Gunn managed an $800 million bond portfolio for The Chubb Corporation in New York. Mr. Gunn received his M.B.A. from N.Y.U. and has been quoted extensively in The Wall Street Journal, Barrons, Business Week, Forbes and international publications.

Mr. J. Gary Craven is a Senior Vice President, Senior Portfolio Manager and Head of Keystone's Small Cap Growth Team. His broad career experience includes public accounting, small business management and retail brokerage. At Invista Capital Management, Gary served as an equity Analyst and Portfolio Manager on both emerging growth and growth portfolios. He is a graduate of the University of Iowa, has 13 years investment experience and is both a Certified Public Accountant and a Chartered Financial Analyst.

WARBURG PINCUS ASSET MANAGEMENT, INC., ("WPAM") 466 Lexington Avenue, New York, New York 10017-3147, is the Sub-Adviser for the Growth & Income Portfolio. WPAM is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1999, WPAM managed approximately $____ billion of assets, including approximately $____ billion of investment company assets. Incorporated in 1970, WPAM is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of WPAM and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and WPAM.

On February 15, 1999, WP & Co. and Credit Suisse Asset Management ("Credit Suisse") announced an agreement under which Credit Suisse will acquire WPAM. Subject to regulatory approvals, the acquisition is expected to be completed by mid-1999.

Credit Suisse is the institutional asset management and mutual fund arm of Credit Suisse Group. Credit Suisse employs about 1,600 people worldwide and has global assets under management of approximately $210 billion as of December 31, 1998.

Credit Suisse Group is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse Group comprises five business units, each geared to the requirements of specific customer groups and markets. The Group has about $680 billion of assets under management and employs about 62,000 staff.

Brian Posner, a managing director of WPAM, is responsible for the day-to-day management of the Growth & Income Portfolio's investments. Prior to joining WPAM in January 1997, Mr. Posner was an employee of Fidelity Investments ("Fidelity") from 1987 until December, 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996).

PILGRIM BAXTER & ASSOCIATES, LTD. ("PILGRIM BAXTER"), 825 Duportail Road, Wayne, Pennsylvania 19087, is the Sub-Adviser for the Small Cap Growth Portfolio.
Pilgrim Baxter is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. On April 28, 1995, Pilgrim Baxter became affiliated with United Asset Management, a public company which currently manages over $___ billion through investment management affiliates. As of December 31, 1998, Pilgrim Baxter had discretionary management authority with respect to approximately $__ billion in assets. In addition to advising the Portfolio, Pilgrim Baxter provides advisory services to pension plans, profit sharing plans and other investment companies.

Peter J. Niedland, CFA is responsible for the day-to-day management and Gary L. Pilgrim, CFA is responsible for oversight management of the Small Cap Growth Portfolio's investments. Mr. Niedland worked on the development of Pilgrim Baxter's proprietary research program, QRS. He received his B.A. from the University of Richmond and is a candidate for Chartered Financial Analyst. Mr. Pilgrim has been the Chief Investment Officer of Pilgrim Baxter since 1985.